EACM SELECT MANAGERS EQUITY FUND

                                   SUPPLEMENT
                               DATED JULY 23, 2004

                                       TO

                                   PROSPECTUS
                                       AND
                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2004


Evaluation Associates Capital Markets, Incorporated ("EACM, Inc."), the Fund's Manager, and certain of its affiliates (the "EACM Group") have entered into an agreement to sell all of the assets and liabilities of the EACM Group's multi-manager and fund of funds business to a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon") on or about July 31, 2004 (the "Transaction"). As of the date of the Transaction, all of the employees of EACM, Inc. who are responsible for the management of the Fund will become employees of the Mellon subsidiary, but will continue to provide the same services to the Fund through an agreement between Mellon and EACM, Inc. Also as of such date, EACM, Inc. will change its name, and will convert from a Delaware corporation to a Delaware limited liability company.

On July 14, 2004, the Fund's Board of Trustees scheduled a special meeting of the Fund's shareholders for December 17, 2004, at which time shareholders will be asked, among other matters, to approve a new Management Agreement with the Mellon subsidiary. Prior to that meeting, the Fund will continue to be managed by EACM, Inc. The Board set a record date of October 22, 2004 for participation in the meeting.

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